UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/08/2010

IKANOS COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51532

DELAWARE	73-1721486
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

47669 Fremont Boulevard,Fremont, CA 94538
(Address of principal executive offices, including zip code)

(510) 979-0400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the Annual Meeting, held on June 8, 2010, the Company's stockholders approved the two proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company's Proxy Statement on Schedule 14A, as filed with the U.S. Securities and Exchange Commission on April 29, 2010.

Proposition No. 1 : Election of each nominee for Class II director for a term of three years and until their successors are duly elected and qualified.

Nominee: Danial Faizullabhoy

For: 20,438,652    Withheld: 17,969,017    Broker Non-Votes: 13,250,841

Nominee: James Smaha

Mr. Smaha was re-elected as a Class II director by Tallwood III, L.P., Tallwood III Partners, L.P., Tallwood III Associates, L.P., and Tallwood III Annex, L.P., which constitute all of the stockholders eligible to vote for this director.

Proposition No. 2 : Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (the "independent auditors") for the fiscal year ending January 2, 2011.

For: 51,566,431    Against: 69,208    Abstain: 22,871

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

Date: June 10, 2010	By:	/s/ Noah D. Mesel
Noah D. Mesel
Vice President, General Counsel and Secretary